                                                             EXHIBIT 99.906 CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     -----------------------------------------------------------------------

     In connection with the shareholder report of American Century Variable
Portfolios, Inc. (the "Registrant") on Form N-CSR for the period ending December
31, 2007 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 15, 2008

                                 /s/ Jonathan S. Thomas
                                 ------------------------------------
                                 Jonathan S. Thomas
                                 President
                                 (chief executive officer)

                                /s/ Robert J. Leach
                                 -------------------------------------
                                 Robert J. Leach
                                 Vice President, Treasurer, and
                                 Chief Financial Officer
                                 (chief financial officer)